UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

1414 Sixth Avenue, Suite 900

New York, NY 10019

 (Address of principal executive offices)

(Zip code)

John E. Deysher

1414 Sixth Ave., Suite 900,

New York, NY 10019

(Name and address of agent for service)

With copy to:

Stephanie A. Djinis, Esq

Law Offices of Stephanie A. Djinis

1749 Old Meadow Road, Suite 310

McLean, Virginia 22102

Registrant's telephone number, including area code: (212) 508-4537

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Semi-Annual Report

June 30, 2005

Pinnacle Value Fund Semi Annual Report    June 30, 2005

Dear Fellow Shareholders,

As can be seen from the box scores below, stocks trended sideways for the first six months ending slightly in the red. While the economic news was generally OK, advances in corporate profits haven’t been enough to drive the market higher. The market also faces an increasingly strong headwind as the Fed ratchets up short term interest rates making money market funds and CDs an attractive alternative to equities. Higher oil prices appear to be finally impacting the economy and little progress is being made on our growing budget and trade deficits. Despite this backdrop, valuations remain high with the S&P 500 trading at 20 times earnings, 3.3 times book value and yielding 1.9%. Investors are focused on reward not risk, the Russell 2000 trades near its all time high and  huge pools of capital remain dedicated to small and micro-cap securities.

While the stock market remains an extremely challenging place to make money, our year to date results were respectable on both an absolute and relative basis:

Total Return	YTD 2005	2004	2003
Pinnacle Value Fund*	4.6%	19.6%	13.7%
Russell 2000**	-1.2	18.3	47.3
S&P 500**	-0.8%	10.9%	28.7%

*  Fund inception April 1, 2003;  ** Includes dividend reinvestment

We ended the period 58% invested and averaged about 60% invested for the six months.  Our benchmark, the Russell 2000 rose slightly during the first couple months before declining 10% in March/April. We did some selective buying but just as quickly the Russell rebounded and closed the period near its all time high. It remains a challenge to put our cash to work at reasonable prices. Holding large amounts of cash equivalents is difficult but not as painful as doing something dumb. Fortunately, the interest we’re earning on our cash has almost doubled in the last year to about 2.6%.

June 30 Fund net assets were about $12,000,000 up from $7,600,000 at Dec. 31, 2004.  This reflects portfolio appreciation as well as additional share purchases from new and existing shareholders. We currently own 43 positions across a variety of industries with an average market cap of about $88 million. We are constantly looking at new ideas but are mindful of the old adage "well bought is well sold”. This is especially true of the securities market where paying too much can turn a good investment into a mediocre one.

When to Sell?

Some of you have asked how we decide to sell. Selling is generally more difficult than buying. Buying is always an option allowing an investor to wait for just the right “pitch”.  But once you own a security, you’re committed. This reminds me of the chicken and the pig who were trying to decide what contribution to make to a farmhouse charity event.  The chicken stated, “Let’s offer them ham and eggs!”  The pig replied, “Not so fast. For you that’s an option, for me it’s a commitment.”  While we prefer to hold a position for several years, sometimes a sale (partial or full) is the right choice. Generally, there’re four circumstances when we’ll sell a position:

1. We make a mistake or the fundamentals begin to deteriorate. Sometimes we make an error in our facts, reasoning or judgement causing us to alter our outlook on a firm’s prospects. Other times our analysis is correct but something unexpected happens causing the fundamentals to deteriorate. When either happens, we’ll normally do a sanity check to see if there’s any way to resurrect the position. If not, it’s gone.

2. The security price reaches our target. Whenever we purchase a security, we always have a target price that could be reached if events unfold as we expect. The target price is adjusted up or down depending on future operating results. For example, if we expect earnings to rebound from a cyclical trough, we’ll model the expected earnings per share and assign a reasonable PE multiple to arrive at a target price. If this progression unfolds as expected, we’ll normally sell part of our position as the target is reached.

3. The catalyst(s) we expect to materialize and drive the share price higher don’t occur.  For example, we may buy a security because we believe a new CEO has a reasonable game plan for turning the company around. However, this is often more easily said than done. Corporate inertia can be very stubborn at times. If a new CEO isn’t making any progress after 2-3 years (it sometimes takes that long) and has no prospect for doing so, we’ll generally begin selling the stock. However, if the CEO is making progress and earnings are rebounding but the share price isn’t, we’ll hang in there. Eventually, the share price always catches up with the earnings.

4. We find a better relative value elsewhere. If a stock we own rises to 90-95% of what we think it’s worth and another, which we don’t own, is trading at 30-40% of true value, we’ll sell the former and buy the latter. We’re very conscious of risk/reward, prefer a wide margin of safety and want the risk of falling off a pancake, not the high wire.

We try not to get too emotional in our investing. More money has been lost in the stock market by investors listening to their emotions than for any other reason. This may involve an untimely buy after substantial price rise has already occurred or an untimely sale after a long decline has already occurred. The market has a way of trapping those who act too late. We try to be greedy when others are fearful and fearful when others are greedy. Often times one must go against the crowd (but with good reason!).

By now you should have received your June 30 quarterly statement reflecting our results to date. The Fund celebrated its second year anniversary on April 1- a special thanks to all loyal shareholders! Our ticker/symbol is now PVFIX.  As always, if you have any questions about your account or the Fund don’t hesitate to call or write.

Thank you for your continued support and enthusiasm.

John E. Deysher	Pinnacle Value Fund
President and Portfolio Manager	1414 Sixth Ave-900
212-508-4537	York, NY 10019

TOP 10 POSITIONS	% net assets

1. MVC Capital- Business Development Company	7.2%
2. United Retail – Mall based women’s clothing retailer	4.8
3 Quaker Fabrics- Fabric for upholstered furniture	4.2
4. Regency Affiliates- Real estate, aggregates, power generation	3.8
5. Cadus- Cash rich shell with substantial NOLs	3.4
6. Conrad Ind.- Gulf of Mexico shipbuilding & repair	2.6
7. RG Barry- Women’s footwear	2.5
8. Aristotle Conv. Pfd.- Education materials & supplies	2.5
9. Ameritrans Capital Pfd- Specialty Finance	2.5
10. Southern Energy Homes- Manufactured Homes & Components	2.3
Total	35.8%

YTD TOP 5 WINNERS ( realized & unrealized gains)

1. United Retail Group	$250,390
2. RG Barry	218,700
3. Paulson Financial	122,780
4. Unifi	71,850
5. Southern Energy Homes	49,440
Total	$713,160

YTD TOP 5 SINNERS (realized & unrealized losses)

1. Conrad Ind.	$146,190
2. American Locker Group	69,900
3. Cathay Merchant	13,450
4. Delta Woodside Ind.	6,990
5. Cadus	4,960
Total	$241,490

Security Classifications

Cash & Equivalents	37.8%
Industrial Goods & Services	22.4
Consumer Goods & Services	13.2
Financial Services/ Insurance	7.6
Business Development Cos.	7.4
Conglomerates	6.9
Auction Market Preferreds	3.4
Put options- Russell 2000 Index	1.3
Total	100%

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

			Schedule of Investments
			June 30, 2005 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Aerospace & Defense
4,000	Sifco Industries, Inc. *	$ 7,600	$ 14,600	0.12%

Apparel/Accessories
4,800	Delta Apparel	36,805	62,064
200	Velcro Industries NV	2,449	2,706
		39,254	64,770	0.54%
Beverages
50,000	Pyramid Brewery *	92,773	93,500	0.78%

Broadwoven Fabric Mills, Man Made Fiber & Silk

Business Development Cos.
200	Capital Southwest	11,508	17,934
86,500	MVC Capital	756,418	865,000
		767,926	882,934	7.40%
Business Services

Conglomerate
40,700	Argan, Inc. *	235,802	223,850
80,400	Regency Affiliates *	470,074	456,672
5,400	United Capital Corp. *	103,571	140,130
		809,447	820,652	6.87%
Electric Housewares & Fans
2,200	National Presto Industries, Inc.	89,068	96,954	0.81%

Electromedical & Electrotherapeutic Apparatus
65,800	Novoste *	56,932	64,484	0.54%

Financial Services
266,310	Cadus Corp. *	421,513	402,128
60,000	Dynabazaar *	18,786	19,200
29,700	Kent Financial Services, Inc. *	63,834	82,566
24,200	LQ Corp. *	41,906	46,222
5,800	Paulson Financial	34,871	73,602
3,000	Refac *	14,856	18,300
6,850	Webfinancial Corp. *	62,599	74,528
		658,365	716,546	6.00%
Footwear
62,000	Barry R.G. Corp. *	117,835	300,700	2.52%

Furniture & Fixtures
13,900	Reconditioned Systems	24,980	31,275	0.26%

Industrial Instruments For Measurement, Display, and Control
37,000	Electronic Sensors	155,516	184,630	1.55%

Insurance
16,600	SCPIE Holdings, Inc. *	146,925	189,074	1.58%

IT Services
34,000	Technology Solutions Company *	29,422	18,360	0.15%

Mailboxes & Lockers
51,100	American Locker Group *	331,026	261,121	2.19%

Manufactured Housing
500	Liberty Homes, Inc.	2,085	2,550
48,000	Southern Energy Homes *	106,489	275,520
		108,574	278,070	2.33%
Motor Vehicle Parts & Accessories
8,000	Transpro, Inc. *	60,272	50,320	0.42%

Patent Owners & Lessors
68,500	Opti, Inc. *	101,770	115,765	0.97%

Ship & Boat Building & Repairing
234,322	Conrad Industries, Inc. *	439,867	304,619	2.55%

Real Estate Investment Trusts
30	USA Real Estate Investors Trust *	14,490	16,650	0.14%

Retail
6,000	Deb Shops, Inc.	111,276	173,820
74,300	United Retail Group, Inc. *	158,314	572,110
		269,590	745,930	6.24%
Textile Mill Products
201,980	Delta Woodside Industries, Inc. *	166,133	131,287
121,000	Quaker Fabric *	481,214	494,890
64,600	Unifi, Inc. *	160,786	273,904
		808,133	900,081	7.53%

Total for Common Stock		$ 5,129,765	$ 6,151,035	51.47%

Auction Market Preferreds
4	Aim Select Real Estate, Inc. Fund Pfd - W	100,000	100,000
4	Advent Claymore Conv. Sec. Inc. Fund Pfd - M7	100,000	100,000
4	Pioneer High Income Trust Pfd - M	100,000	100,000
4	Western Asset Premium Bond Fund Pfd - M	100,000	100,000

Total for Auction Market Preferred Stock		$ 400,000	$ 400,000	3.35%

Convertible Preferreds
22,200	Ameritrans Capital Corp. Pfd	257,417	295,482
33,935	Aristotle Corp. Convertible Pfd - I	263,769	296,592
4,000	First Union Real Estate 8.4% Convertible Pfd - A	96,090	99,280

Total for Convertible Preferred Stock		$ 617,276	$ 691,354	5.79%

Put Contracts
19,500	Ishares Russell 2000 Index Jan '07 *	162,300	150,150	1.27%

SHORT TERM INVESTMENTS
Money Market Fund
4,015,093	First American Government Obligation Fund Cl Y 2.53% **	4,015,093	4,015,093	33.61%

Repurchase Agreements
500,000	US Bank Repo 1/31/2005 2.92% 2/1/2006	500,000	500,000	4.18%

Total for Short Term Investments		$ 4,515,093	$ 4,515,093	37.78%

	Total Investments	$10,824,434	$ 11,907,632	99.65%

	Other Assets less Liabilities		42,160	0.35%

	Net Assets		$ 11,949,792	100.00%

* Non-Income producing securities.
** Dividend Yield
The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2005 (Unaudited)

Assets:
Investment Securities at Market Value	$ 11,907,632
(Identified Cost -$ 10,824,433)
Receivables:
Cash	100,000
Dividends and Interest	25,249
Prepaid Expenses	6,564
Securities Sold	94,044
Total Assets	12,133,489
Liabilities:
Payables:
Advisor Fees	34,772
Accrued Expenses	7,948
Securities Purchased	140,977
Total Liabilities	183,697
Net Assets	$ 11,949,792
Net Assets Consist of:
Paid-In Capital	$ 10,310,551
Accumulated Undistributed Net Investment Income	24,042
Accumulated Realized Gain on Investments - Net	532,001
Unrealized Apppreciation in Value
of Investments Based on Identified Cost - Net	1,083,198
Net Assets	$ 11,949,792
Net Asset Value and Redemption Price
Per Share ($11,949,792/889,588 shares outstanding) , no par value, unlimited
shares authorized	$ 13.43

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST
Statement of Operations
For the six months ended June 30, 2005 (Unaudited)

Investment Income:
Dividends	$ 54,798
Interest	45,249
Total Investment Income	100,047
Expenses: (Note 2)
Investment Advisor Fees	63,552
Transfer Agent & Fund Accounting Fees	14,770
Audit Fees	5,250
Insurance Fees	4,345
Custodial Fees	2,264
Legal Fees	11,430
Trustee Fees	2,076
Printing & Mailing Fees	1,517
Miscellaneous Fees	1,097
Registration Fees	2,680
Total Expenses	108,981
Reimbursed Expenses	(32,976)
Net Expenses	76,005

Net Investment Income	24,042

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	230,658
Change in Unrealized Appreciation on Investments	272,398
Net Realized and Unrealized Gain on Investments	503,056

Net Increase in Net Assets from Operations	$ 527,098

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets
	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2005	12/31/2004
From Operations:
Net Investment Loss	$ 24,042	$ (9,850)
Net Realized Gain on Investments	230,658	596,346
Net Unrealized Appreciation	272,398	571,336
Increase in Net Assets from Operations	527,098	1,157,832
From Distributions to Shareholders:
Net Realized Gain from Security Transactions	0	(346,674)
From Capital Share Transactions:
Proceeds From Sale of Shares	3,819,119	2,091,288
Shares issued in Reinvestment of Dividends	0	339,414
Cost of Shares Redeemed	(28,976)	(334,085)
Net Increase from Shareholder Activity	3,790,143	2,096,617

Net Increase in Net Assets	4,317,241	2,907,775

Net Assets at Beginning of Period	7,632,551	4,724,776
Net Assets at End of Period	$ 11,949,792	$ 7,632,551

Share Transactions:
Issued	297,324	176,425
Reinvested	-	26,853
Redeemed	(2,232)	(28,122)
Net increase in shares	295,092	175,156
Shares outstanding beginning of period	594,496	419,340
Shares outstanding end of period	889,588	594,496

*commencement of operations

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	Six Months	Year	4/1/2003*
	Ended	Ended	to
	6/30/2005	12/31/2004	12/31/2003
Net Asset Value -
Beginning of Period	$ 12.84	$ 11.27	$ 10.00
Net Investment Income (Loss)	0.03	(0.02)	(0.09)
Net Gains or Losses on Securities
(realized and unrealized)	0.56	2.23	1.46
Total from Investment Operations	0.59	2.21	1.37

Distributions from Capital Gains	0.00	(0.64)	(0.10)

Paid-in Capital from Redemption Fees (Note 2) (a)	0.00	0.00	0.00

Net Asset Value -
End of Period	$ 13.43	$ 12.84	$ 11.27

Total Return	4.60%	19.65%	13.71%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 11,950	$ 7,633	$ 4,725

Before Reimbursement
Ratio of Expenses to Average Net Assets	2.14%	2.17%	4.00%	**
Ratio of Net Loss to Average Net Assets	(0.18)%	(0.54)%	(3.38)%	**
After Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	1.79%	1.78%	**
Ratio of Net Loss to Average Net Assets	0.47%	(0.16)%	(1.16)%	**

Portfolio Turnover Rate	26.89%	71.66%	68.44%

* Commencement of operations.
** Annualized
(a) Less than $0.01 per share

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2005 (UNAUDITED)

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  The investments in securities are carried at market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Company records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  The Fund account and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

The Fund imposes a redemption fee of 1.00% on shares that are redeemed within one year of purchase. The charge is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption.  The redemption fee is deducted from the proceeds otherwise payable to the shareholder. For the six months ended June 30, 2005, no redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Bertolet Capital LLC (the Adviser).  Under the Agreement, the Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the six months ended June 30, 2005, the Adviser waived $32,976 of its fee.  An officer and trustee of the Fund is also an officer and trustee of the Adviser.

The Advisory Agreement also provides for an expense reimbursement from the Adviser, if the Fund’s total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% of the Fund’s average daily net assets through December 31, 2005.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three year period to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  At June 30, 2005, the cumulative unreimbursed amount paid/or waived by the Advisor on behalf of the Fund is $100,430.  The Adviser may recapture $44,571 no later than December 31, 2006, $22,883 no later than December 31, 2007 and $32,976 no later than December 31, 2008.

4.)

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,475,177 and $855,137 respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of was sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the year ended December 31, 2004 is as follows:

2004
Short Term Capital Gain	$ 182,841
Long Term Capital Gain	$ 163,833

As of June 30, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$10,824,434

Gross tax unrealized appreciation	$1,437,135
Gross tax unrealized depreciation	(353,937)
Net tax unrealized appreciation	1,083,198
Accumulated realized gain on investments –net	$532,001
Accumulated Earnings	$1,615,199

    PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the twelve month period ended June 30, 2005, are available without charge upon request by (1) by calling the Fund at 1-877-369-3705 or visiting our website at www.pinnaclevaluefund.com and on the SEC’s website at www.sec.gov.

    QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on November 29, 2004. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION (Unaudited)

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
Joh E. Deysher, CFA (50)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund
Principal, Portfolio Manager
Royce & Associates

Independent Trustees
Edward P. Breau, CFA (72)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (49)	Trustee	Unlimited	Associate General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (40)	Trustee	Unlimited	President, Mohawk Asset	Director, Electric
		Since Inception	Management	City Funds

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8869 Brecksville Rd-C, Brecksville OH 44141

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker, 1818 Market St, Suite 2400, Philadelphia PA 19103

Legal Counsel: Law Offices of Stephanie A. Djinis, 1749 Old Meadow Rd.-310, McLean, VA 22102

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

Expense Illustration

June 30, 2005

(Unaudited)

Expense Example

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 through June 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2005	June 30, 2005	January 1,2005 to June 30, 2005

Actual	$1,000.00	$1,045.95	$7.54
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.36	$7.43

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date September 6, 2005